Aberdeen Emerging Markets Institutional Fund

Aberdeen Funds: Summary Prospectus

February 27, 2012, as amended March 13, 2012

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, Statement of Additional Information, shareholder reports and other information about the Fund online at www.aberdeen-asset.us/literatureinstitutional. You can also get this information at no cost by e-mailing a request to openend.funds.us@aberdeen-asset.com, calling 866-667-9231 or asking your financial advisor. The Fund's prospectus and Statement of Additional Information, both dated February 27, 2012, as supplemented, and the independent registered public accounting firm's report and financial statements in the Fund's annual report, dated October 31, 2011, are incorporated by reference into this summary prospectus.

Fund Tickers

Institutional Class: ABEMX Institutional Service Class: AEMSX

Objective

The Aberdeen Emerging Markets Institutional Fund (the "Emerging Markets Institutional Fund" or the "Fund") seeks long-term capital appreciation by investing primarily in equity securities of emerging market country issuers.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Emerging Markets Institutional Fund.

Shareholder Fees (Fees Paid Directly From Your Investment)	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged) (for shares redeemed or exchanged within 90 days after the date of purchase)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses	0.13%	0.38%
Total Annual Fund Operating Expenses	1.03%	1.28%
Less: Amount of Fee Limitations/Expense Reimbursements[1]	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.03%	1.28%

1  Aberdeen Funds (the "Trust") and Aberdeen Asset Management Inc. (the "Adviser") have entered into a written contract limiting operating expenses to 1.10% for all Classes of the Fund at least through February 27, 2013. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid. This contract may not be terminated before February 27, 2013.

Example

This Example is intended to help you compare the cost of investing in the Emerging Markets Institutional Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Emerging Markets Institutional Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$105	$328	$569	$1,259
shares
Institutional Service Class shares	$130	$406	$702	$1,545

Portfolio Turnover

The Emerging Markets Institutional Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 1.51% of the average value of its portfolio.

Principal Strategies

The Emerging Markets Institutional Fund will invest primarily in common stocks, but may also invest in other types of equity securities, including preferred stocks, convertible securities, depositary receipts and rights and warrants to buy common stocks. As a non-fundamental policy, under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of issuers that:

•  Have their principal securities trading market in an emerging market country;

•  Alone or on a consolidated basis derive 50% or more of their annual revenue or assets from goods produced, sales made or services performed in emerging market countries; or

•  Are organized under the laws of, and have their principal office in, an emerging market country.

If the Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and will change the name of the Fund.

An "emerging market" country is any country determined by the Adviser or Subadvisers to have an emerging market economy, considering factors such as the country's credit rating, its political and economic stability and the development of its financial and capital markets. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products ("GNP") than more developed countries. There are currently over 130 countries that the international financial community considers to be emerging or developing, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. The Fund's investments are ordinarily diversified among regions, countries and currencies, as determined by the Adviser or Subadvisers.

The Fund may invest in securities denominated in major currencies, including U.S. dollars, and currencies of emerging market countries in which it is permitted to invest. The Fund typically has full currency exposure to those markets in which it invests.

Principal Risks

The Emerging Markets Institutional Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments – and therefore, the value of Fund shares – may fluctuate. These changes may occur because of:

Foreign Risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

Emerging Markets Risk – a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets.

Stock Market Risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Selection Risk – the investment team may select securities that underperform the stock market or other funds with similar investment objectives and strategies.

Small- and Mid-Cap Securities Risk – in general, stocks of small- and mid-cap companies may be more volatile and less liquid than larger company stocks.

Valuation Risk – the lack of active trading markets may make it difficult to obtain an accurate price for a security held by the Fund.

If the value of the Fund's investments goes down, you may lose money.

For additional information regarding the above identified risks, see "Fund Details: Additional Information about Investments, Investment Techniques and Risks" in the prospectus.

Performance

The returns presented for the Emerging Markets Institutional Fund prior to November 23, 2009 reflect the performance of a predecessor fund (the "Predecessor Fund"). The Emerging Markets Institutional Fund has adopted the performance of the Predecessor Fund as the result of a reorganization in which the Emerging Markets Institutional Fund acquired all of the assets, subject to the

2  Aberdeen Emerging Markets Institutional Fund: Summary Prospectus as of February 27, 2012, as amended March 13, 2012 liabilities, of the Predecessor Fund. The Emerging Markets Institutional Fund and the Predecessor Fund have substantially similar investment objectives and strategies and are managed by the same team.

The bar chart and table below can help you evaluate potential risks of the Emerging Markets Institutional Fund. The bar chart shows how the Fund's annual total returns for the Institutional Class shares have varied from year to year. The returns in the bar chart have not been adjusted to show the effect of taxes. If taxes were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. The bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit www.aberdeen-asset.us or call 877-343-2906.

Annual Total Returns – Institutional Class Shares
(Years Ended Dec. 31)

Best Quarter: 39.91% – 2nd quarter 2009

Worst Quarter: -22.69% – 4th quarter 2008

After-tax returns are shown in the following table for Institutional Class shares and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns – as of December 31, 2011

	1 Year	Since Inception (Institutional Class: May 11, 2007; Institutional Service Class: November 23, 2009)
Institutional Class shares – Before Taxes	-11.05%	7.83%
Institutional Class shares – After Taxes on Distributions	-11.61%	7.14%
Institutional Class shares – After Taxes on Distributions and Sales of Shares	-7.02%	6.40%
Institutional Service Class shares – Before Taxes	-11.31%	6.70%
MSCI EM Index (reflects no deduction for fees, expenses or taxes)	-18.17%	0.84%

Investment Adviser

Aberdeen Asset Management Inc. (the "Adviser") serves as the Emerging Markets Institutional Fund's investment adviser. The Adviser has selected Aberdeen Asset Management Asia Limited ("AAMAL") and Aberdeen Asset Management Investment Services Limited ("AAMISL") as subadvisers to the Fund.

Aberdeen Asset Manager PLC is merging a number of its companies (the "Merging Companies"), including AAMISL, into Aberdeen Asset Managers Limited ("AAML"), effective March 1, 2012. Therefore, effective March 1, 2012, AAML will replace AAMISL as subadviser to the Fund. The merger will be achieved by transferring all the assets and liabilities of the Merging Companies to AAML, a Scottish company that is authorized and regulated in the UK by the Financial Services Authority and acts as Aberdeen's main operating company in the United Kingdom. AAML will continue to conduct the businesses of the Merging Companies as their successor and will have all necessary regulatory licenses, authorizations and permissions in order to carry on the business of the Merging Companies, including registration with the U.S. Securities and Exchange Commission. There will be no change to the portfolio management team or the level or nature of the services provided to the Fund and the same resources available to AAMISL for the management and compliance oversight of the Fund will be available to AAML. Counsel to the Trust has provided a legal opinion confirming that the transaction will not be deemed an assignment under the U.S. Investment Company Act of 1940, as amended.

  Aberdeen Emerging Markets Institutional Fund: Summary Prospectus as of February 27, 2012, as amended March 13, 2012  3

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Devan Kaloo	Head of Emerging Markets	Inception*

Joanne Irvine	Head of Emerging Markets (ex-Asia)	Inception*

Mark Gordon-James, CFA®	Senior Investment Manager	Inception*

Fiona Manning, CFA®	Investment Manager	Inception*

Hugh Young	Global Head of Equity and Head of Asian Equities	Inception*

*  Includes Predecessor Fund

Purchase and Sale of Fund Shares

The Fund's minimum investment requirements are as follows:

Institutional Class Shares
To open an account	$1,000,000

Additional investments	No Minimum

Institutional Service Class Shares
To open an account	$1,000,000

Additional investments	No Minimum

Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates (or their spouses, children or immediate relatives), and generally do not apply to retirement plans, fee-based programs or omnibus accounts. Certain endowments, non-profits, and charitable organizations may also be eligible for waiver of minimum investment requirements. If you purchase shares through an intermediary, different minimum account requirements may apply. The Trust reserves the right to apply or waive investment minimums under certain circumstances.

Fund shares may be redeemed on each day that the New York Stock Exchange is open. Fund shares may be sold by mail or fax, by telephone or on-line.

Tax Information

The Fund's dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

4  Aberdeen Emerging Markets Institutional Fund: Summary Prospectus as of February 27, 2012, as amended March 13, 2012

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